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INFORMATION REQUIRED IN PROXY STATEMENT
     SCHEDULE 14A INFORMATION
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[ ]	Definitive Additional Materials
[X]	Soliciting Material Under Rule 14a-12

NPTEST HOLDING CORPORATION

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     The following are presentation slides shown to employees of NPTest Holding Corporation on February 23, 2004:

Creating an Industry Leader

February 2004

Forward-Looking Statements

•	This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, accretion, timing of closing, customer solutions and industry leadership are all forward-looking statements. Risks, uncertainties and assumptions include the possibility that the market for the sale of certain products and services may not develop as expected; that development of these products and services may not proceed as planned; that the merger does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; or that, prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty; that the parties are unable to successfully execute their integration strategies or achieve planned synergies; other risks that are described from time to time in Credence and NPTest’s Securities and Exchange Commission reports (including but not limited to Credence’s annual report on Form 10-K for the year ended October 31, 2003 and NPTest’s Form S-1 filed on December 4, 2003, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Credence’s or NPTest’s results could differ materially from Credence’s or NPTest’s expectations in these statements. Credence and NPTest assume no obligation, or do not intend, to update these forward-looking statements.

Company Confidential

Additional Information

Additional Information and Where to Find It

•	Credence and NPTest will file a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Credence are available free of charge by contacting Credence Investor Relations, 1421 California Circle, Milpitas, California 95035, (408) 635-4300, and documents filed with the SEC by NPTest are available free of charge by contacting NPTest Investor Relations, 150 Baytech Drive, San Jose, California 95134, (408) 586-8200.

Participants in Solicitation

•	Credence and NPTest, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Credence and NPTest in connection with the merger and related items. Information regarding the directors and executive officers of Credence and their ownership of Credence shares is set forth in the proxy statement for Credence’s 2003 annual meeting of shareholders. Information regarding the directors and executive officers of NPTest and their ownership of NPTest stock is set forth in NPTest’s Form S-1, which was filed with the SEC on December 4, 2003. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement/prospectus when it becomes available.

Company Confidential

We have signed a
definitive agreement to
merge with Credence Systems

Company Confidential

Transaction Overview

Consideration	•	Right to receive 0.8 Credence shares + $5.75 in cash for each NPTest share (approx $660M)

Timeline	•	Target closing in first half 2004

Financial Impact	•	Accretive to earnings in the next 6 months and in fiscal year 2005
	•	Enhances two financially sound companies
	•	After closing, combined company will trade as “CMOS” on NASDAQ

Company Confidential

Transaction Overview — Cont

Closing Requirements	•	NPTest and Credence Shareholder approval
	•	Regulatory approval and other customary conditions

Key Metrics	•	Creates over a half billion revenue run rate
	•	Strong balance sheet with excellent liquidity
	•	Critical mass with approximately 2,000 employees worldwide

Company Confidential

Transaction Overview — Cont

Post-closing Leadership	•	Chairman & CEO: GrahamSiddall
	•	Vice Chairman: Ashok Belani
	•	President & Chief Operating Officer: David Ranhoff
	•	Sr. Vice President: Jean-Luc Pelissier

Board Composition	•	Ashok Belani and Dipanjan Deb from the NPTest Board
	•	Existing Credence Board of Directors

Company Confidential

Creating an Industry Leader

Position	•	The world’s premier and most diversified pure-play semiconductor test company

Products	•	Complementary products across the full spectrum of Test
— Expands served markets in production test
— Strengthens presence in Engineering, Debug and Characterization Test

Technology	•	Leading technologies for low cost of Test solutions
— Proven technology in analog, high speed digital, RF and non-volatile memory
— Proven technology in device debug

Company Confidential

Why We Will Win - Employees

•	Shared vision

•	Great employees

•	Global presence

•	Synergistic management teams

•	Comprehensive product portfolio

•	Strong through the cycles

Company Confidential

Why We Will Win - Business

•	More profitable operations

•	Enhanced distribution channels

•	Critical mass of applications resources

•	Combines best in class customer support organizations

•	Delivers the most complete test solutions

•	Strong customer portfolio with IDM’s, Fabless and Subcontractors

•	Delivers both technology and capacity buys

Company Confidential

Combining Strengths

•	Founded in 1978	•	Established by Fairchild in 1965

•	Headquarters in Milpitas, CA	•	Headquarters in San Jose, CA

•	1100 employees	•	900 employees

•	RF, analog, mixed signal, SoC, automotive, flash expertise	•	High performance, high accuracy digital SoC and MPU expertise

•	Photon probe and X-Ray detection technology	•	Electron beam/laser voltage probe and FiB circuit edit

•	Lowest cost of test	•	Technology leader

•	Strong OSAT installed base	•	Strong IDM installed base

•	Proven ability to ramp manufacturing in upturn

Company Confidential

Extending Customer Base

NPTest Strength in Large IDMs
Penetrating Key IDMs
SONY
IBM
AMD
SAMSUNG
TOSHIBA
MAXIM
Mediatek
Sun microsystems
QUALCOMM
nVIDIA.
SPIL
ASE INC. KAOHSIUNG
VIA We Connect
Increased Penetration of Common Customers
Sigurd
KYEC
Amkor Technology
Penetrating Key OSATs
Credence Strength in Leading OSATs

Company Confidential

Complementary Technologies

credence
Silicon debug software
Air Cooling
Analog tools
Power supplies
Highly Parallel Test
IR Photon Probing
Test Program Development
MVNA RF
Flash
High Speed Buses
Design
Production Test
Structural Test
FiB
High speed, accuracy digital
Mixed Signal Instruments
Electron beam probing
Laser voltage probing
High Speed Buses
Liquid Cooling
nptest
nptest

Company Confidential

Technology Advantage

•	Strong patent portfolio

	—	NPTest with 153 issued and 314 pending

	—	Credence with 141 issued

Company Confidential

Best in Customer Satisfaction

VLSI Rankings for Customer Satisfaction Over Time
Credence
NP Test
Advantest
Teradyne
Agilent
LTX
1st
2nd
3rd
4th
5th
6th
7th
8th
9th
10th
11th
12th
13th
14th
15th
NMS
1999
2000
2001
2002
2003
NMS: No meaningful statistics. Did not meet minimum requirement of 16 responses.

Company Confidential

Combined Results

	Quarter Ended January 31, 2004	Quarter Ended December 31, 2003

Revenue	$68M	$55M	$123M

Gross Margin	47% = $32M	34% = $19M	41% = $51M

R&D	22% = $15M	19% = $10M	20% = $25M

SG&A	35% = $24M	21% = $12M	29% = $36M

Operating Profit	(10%) = ($7M)	(6%) = ($3M)	(8%) = ($10M)

Creating a top tier Test Company
Company Confidential

Treatment of Employee Options

•	Outstanding NPTest employee options will be converted into options to purchase Credence common stock

•	Vesting terms and mechanics, as well as other aspects of the options, will not change

•	The number of Credence options and the new exercise price for each option will be calculated based on a formula that is determined at the “Effective Date” (day of Closing) based on cash and stock consideration being paid to NPTest stockholders

* Note: please see Definitive Agreement for exact option conversion mechanics.

Company Confidential

Treatment of Employee Options

•	Each share is being exchanged for right to receive 0.8 Credence shares and a value of $5.75 of cash

•	Conversion formula is calculated as follows:

* Note: please see Definitive Agreement for exact option conversion mechanics.

Company Confidential

Treatment of Employee Options — Example

•	The effect on 100 stock options at the $7.12 strike price, with Credence stock price at $13.50

	NPTest Option Today		Conversion Formula		New Credence Option After Closing

Options	100	x	1.226	=	122**

Option Exercise Price	$7.12	/	1.226	=	$5.84

•Note: please see Definitive Agreement for exact option conversion mechanics.
•**Shares rounded down

Company Confidential

Transaction Timeline

Note:
1 Assumes SEC comments. If no SEC comments, closing is projected  to occur at the end of May

Company Confidential

During the Transition Period

•	Operate as independent companies and as competitors until closing

•	Maintain focus and execute

	—	Support our customers and meet their commitments
	—	Complete engineering projects

•	Formal integration process

	—	Planning has begun
	—	An external facilitator will be engaged
	—	Frequent communication of progress

Company Confidential

Winning Combination

•	Premier pure play in non-DRAM semiconductor test

•	Highly synergistic products in growth markets

	—	Expands served market
	—	Cost of Test leadership
	—	Complete design-to-test solution

•	Strong technology portfolio

	—	High-end SoC, RF, analog/mixed signal, flash, debug and diagnostics

•	Complementary customer base

•	Enhanced sales and distribution channels

•	Proven management team

•	Strong earnings growth driven by scale and synergies

Company Confidential

Conclusion

•	This is an exciting step

•	Remain focused and execute

•	With your support we will create a great new company

Company Confidential